UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 25, 2024

Mediaco Holding Inc.
(Exact Name of Registrant as Specified in Its Charter)

001-39029
(Commission File Number)

Indiana	84-2427771
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

48 WEST 25TH STREET, THIRD FLOOR
NEW YORK, NY 10010
(Address of principal executive offices, including zip code)

(212) 229-9797
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	MDIA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 to Current Report on Form 8-K (this “Amendment No. 1”) amends the Current Report on Form 8-K of MediaCo Holding, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on September 27, 2024 (the “Original Form 8-K”). The Original Form 8-K reported, among other things, the resignation of Ann C. Beemish as the Company’s Chief Financial Officer. At the time of the filing of the Original Form 8-K, the board of directors of the Company (the “Board”) had not yet determined the terms of Ms. Beemish’s separation.

This Amendment No. 1 is being filed solely for the purpose of amending the disclosure in the Original Form 8-K to include (i) a description of the terms of Ms. Beemish’s Separation Agreement and (ii) a description of the terms of Ms. Beemish’s Consulting Agreement. Except as set forth herein, no other modification has been made to the Original Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 1, 2024, the Company and Ms. Beemish entered into a Separation and General Release Agreement, dated October 1, 2024 (the “Separation Agreement”), pursuant to which Ms. Beemish will receive, upon execution of a customary release and the completion and termination of the Consulting Agreement (as discussed below), payment of $170,238, payable in equal monthly installments over a six-month period. The Separation Agreement is subject to customary confidentiality and other provisions.

Pursuant to the Separation Agreement, the Company and Ms. Beemish entered into an Independent Contractor Consulting Agreement, dated October 1, 2024 (the “Consulting Agreement”), covering the period until December 31, 2024. During the term of the Consulting Agreement, Ms. Beemish will be available to provide consulting services to the Company, on an as needed basis, for payments of $25,000 per month.

The descriptions of the Separation Agreement and the Consulting Agreement are only summaries of the terms and provisions thereof and are qualified in their entirety by the full text of the Separation Agreement, which is attached hereto as Exhibit 99.1, and by the full text of the Consulting Agreement, which is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Separation and General Release Agreement, dated as of October 1, 2024, by and between the Company and Ann C. Beemish.
99.2	Independent Contractor Consulting Agreement, dated as of October 1, 2024, by and between the Company and Ann C. Beemish.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIACO HOLDING INC.

Date: October 4, 2024	By:	/s/ Jacqueline Hernández
Name: Jacqueline Hernández Title: Interim Chief Executive Officer, Interim President